UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2023

Cutera, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 9, 2023, Cutera, Inc. (the “Company”) announced entry into (i) a cooperation agreement (the “Pura Vida Cooperation Agreement”) with Pura Vida Investments, LLC, a Delaware limited liability company (together with the funds it advises, “Pura Vida”) and (ii) a cooperation agreement (the “RTW Cooperation Agreement” and together with the Pura Vida Cooperation Agreement, the “Cooperation Agreements” and each a “Cooperation Agreement”) with RTW Investments, LP, a Delaware limited partnership (together with its affiliates and associates, “RTW” and together with Pura Vida, the “Investors,” and each an “Investor”).

Pursuant to the terms of the Cooperation Agreements, the Board will, following the Special Meeting of Stockholders currently scheduled for June 9, 2023 (the “Special Meeting”), but in no case later than five (5) business days following the Special Meeting, appoint to the Board Taylor Harris, Kevin Cameron, Nicholas Lewin and Keith Sullivan (the “New Independent Directors”). The Board of Directors of the Company (the “Board”) will, as promptly as practicable following the Special Meeting, increase the size of the Board to the extent necessary to create vacant director seats to enable the appointment of the New Independent Directors.

Furthermore, the Board will, with respect to the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”): (i) nominate the New Independent Directors and Janet D. Widmann, Sheila A. Hopkins, and Juliane T. Park (the “Continuing Directors” and, collectively, with the New Independent Directors, the “Board Slate”) for election to the Board; (ii) recommend to the stockholders of the Company the election of the Board Slate to the Board; (iii) solicit proxies in favor of the election of the Board Slate to the Board; and (iv) use its reasonable best efforts to cause the election of the New Independent Directors at the 2023 Annual Meeting and otherwise support the New Independent Directors for election in a manner no less rigorous or favorable than the manner in which the Board supports any other nominees.

Following the 2023 Annual Meeting, the size of the Board will be fixed at seven (7) directors until the appointment of a new permanent Chief Executive Officer (the “Permanent CEO”), at which time the size of the Board will be increased accordingly, and the Permanent CEO will be appointed to the Board. If the appointment of the Permanent CEO occurs before the 2023 Annual Meeting, then the Permanent CEO will be included in the Board Slate and the size of the Board will be increased accordingly as of the 2023 Annual Meeting. Notwithstanding the foregoing, following the 2023 Annual Meeting, the Board will be permitted to increase the size of the Board if 66.6% of the directors so consent. The determination of the Permanent CEO will require consent of a majority of the directors of the Board.

The Cooperation Agreements further provide, among other things, that:

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As long as Pura Vida and its affiliates’ Net Long Position (as defined in the Cooperation Agreements) exceeds four percent (4%) or more of the Company’s common stock (the “Ownership Minimum”), if Mr. Harris ceases to serve as a director of the Company for any reason whatsoever, Pura Vida will be entitled to propose another individual to replace Mr. Harris (a “Pura Vida Replacement Director”).

•

As long as RTW and its affiliates’ Net Long Position (as defined in the Cooperation Agreements) exceeds the Ownership Minimum, if Mr. Lewin ceases to serve as a director of the Company for any reason whatsoever, RTW will be entitled to propose another individual to replace Mr. Lewin (an “RTW Replacement Director,” and with the Pura Vida Replacement Director, a “Replacement Director”).

•

The Board will have the right to approve any such Replacement Director, such approval not to be unreasonably withheld; provided that the Board’s disapproval of such Replacement Director will be reasonable if the Board determines that any such Replacement Director would not be independent, would not comply with the Company’s Corporate Governance Guidelines or would be an affiliate or associate of J. Daniel Plants, David H. Mowry, Voce Capital Management LLC, Pura Vida or RTW. The Board will express its approval or disapproval of such Replacement Director no later than fifteen (15) business days following such proposal.

•	The Company has agreed to use its reasonable best efforts to enter into a consulting agreement on customary terms with Taylor Harris.

•

The Company has also agreed to use its reasonable best efforts to appoint Dr. Ashish Bhatia and Dr. Emmy Graber as senior medical advisors to the Board to serve in such advisory roles on customary terms.

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Until the termination date, each Investor will vote its respective shares of Common Stock beneficially owned by it and over which it has voting power (i) in favor of each director nominated and recommended by the Board for election, (ii) against any nominations for directors that are not approved and recommended by the Board for election and (iii) against any proposals or resolutions to remove any member of the Board or otherwise similar proposals. For the avoidance of doubt, (i) at the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), each Investor will vote for any nominee to the Board who is a member of the Board Slate and withhold or not vote for any other nominee to the Board and (ii) each Investor will vote against the removal of the Continuing Directors, Gregory A. Barrett, and Timothy J. O’Shea and against all other proposals at the Special Meeting.

•

Each Investor respectively will be subject to customary standstill restrictions, including, among others, with respect to nominating persons for election to the Board, submitting any proposal for consideration at any stockholder meeting and soliciting any proxy, consent or other authority to vote from stockholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign), and acquiring beneficial ownership of, or economic exposure to, more than 10% of the Company’s common stock in the aggregate, proxy solicitation and related matters, extraordinary transactions and other changes, each of the foregoing subject to certain exceptions.

•	The Company and the Investors will not make any public disparaging statements about the counterparty, subject to certain exceptions.

•

The Cooperation Agreements will terminate on the date that is forty-five (45) days prior to the nomination deadline under the bylaws of the Company in effect as of the date of each Cooperation Agreement for the nomination of director candidates for election to the Board at the Company’s 2024 Annual Meeting of Stockholders.

The foregoing descriptions of the Cooperation Agreements are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On May 9, 2023, the Company issued a press release announcing the matters addressed above. A copy of the press release is furnished with this report as Exhibit 99.1. This information in Item 7.01 of this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to General Instruction B.2 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Cooperation Agreement, dated as of May 9, 2023, between Cutera, Inc. and Pura Vida Investments, LLC.

10.2	Cooperation Agreement, dated as of May 9, 2023, between Cutera, Inc. and RTW Investments, LP.

99.1	Press Release dated May 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.
Date: May 10, 2023

By:	/s/ Vikram Varma
Vikram Varma Senior Vice President, General Counsel and Compliance Officer

Exhibit 10.1

COOPERATION AGREEMENT

This COOPERATION AGREEMENT (this “Agreement”) is made and entered into as of May 9, 2023, by and between Cutera, Inc., a Delaware corporation (the “Company”), and Pura Vida Investments, LLC, a Delaware limited liability company (together with the funds it advises, “Investor”). The Company and Investor are each herein referred to as a “party” and collectively, the “parties.” Capitalized terms used herein shall have the meanings set forth in Section 16 of this Agreement.

WHEREAS, the Company and RTW Investments, LP, a stockholder of the Company (together with its Affiliates and Associates, the “Other Investor”), have engaged in certain discussions concerning the Company and determined to come to an agreement with respect to the composition of the Company’s Board of Directors (the “Board”) and certain other matters; and

WHEREAS, the Company and Investor have engaged in similar discussions concerning the Company and determined to come to an agreement with respect to the composition of the Board and certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	Board Composition and Related Matters.

(a)    The Board shall, as promptly as practicable following the Special Meeting of Stockholders currently scheduled for June 9, 2023 (the “Special Meeting”), increase the size of the Board only to the extent necessary to create newly vacant director seats to enable the appointment of the New Independent Directors (as defined below, and such increase, the “Board Size Increase”); provided, however, that if the Board publicly announces that the Special Meeting shall not be held, the Board shall, as promptly as practicable following such announcement, but in no case later than five (5) Business Days following such announcement, implement the Board Size Increase.

(b)    The Board shall, as promptly as practicable following the Special Meeting, but in no case later than five (5) Business Days following the Special Meeting, appoint Taylor Harris (the “Investor-Sourced Director”) to the Board to fill the vacancies resulting from the increase in the size of the Board as set forth in Section 1(a) of this Agreement; provided, however, that if the Board publicly announces that the Special Meeting shall not be held, the Board shall, as promptly as practicable following such announcement, but in no case later than five (5) Business Days following such announcement, appoint the Investor-Sourced Director. The onboarding of the Investor-Sourced Director shall be through a reasonable and customary process no more onerous, burdensome or time consuming than the process for onboarding any other director to the Board, and there shall be no procedure, policy or other obstacle implemented with the intent or effect of prejudicing the Investor-Sourced Director’s ability to timely join the Board. The Company shall exercise reasonable best efforts, in cooperation with Investor, to ensure that the Investor-Sourced Director is found independent by the relevant regulatory entities.

(c)    The Board shall, as promptly as practicable following the Special Meeting, but in no case later than five (5) Business Days following the Special Meeting, appoint Kevin Cameron, Nicholas Lewin and Keith Sullivan (the “Other New Directors,” and collectively with the Investor-Sourced Director, the “New Independent Directors”) to the Board to fill the vacancies resulting from the increase in the size of the Board as set forth in Section 1(a) of this Agreement; provided, however, that if the Board publicly announces that the Special Meeting shall not be held, the Board shall, as promptly as practicable following such announcement, but in no case later than five (5) Business Days following such announcement, appoint the Other New Directors.

(d)    The Board shall, with respect to the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”): (i) nominate the New Independent Directors and Janet D. Widmann, Sheila A. Hopkins, and Juliane T. Park (the “Continuing Directors” and, collectively with the New Independent Directors, the “Board Slate”), and no other individuals, for election to the Board; (ii) recommend to the stockholders of the Company the election of the Board Slate to the Board; (iii) solicit proxies in favor of the election of the Board Slate to the Board; and (iv) use its reasonable best efforts to cause the election of the New Independent Directors at the 2023 Annual Meeting and otherwise support the New Independent Directors for election in a manner no less rigorous or favorable than the manner in which the Board supports any other nominees.

(e)    Following the 2023 Annual Meeting, the size of the Board shall be fixed at seven (7) directors until the appointment of a new permanent Chief Executive Officer (the “Permanent CEO”), at which time the size of the Board shall be increased accordingly, and the Permanent CEO shall be appointed to the Board. If the appointment of the Permanent CEO occurs before the 2023 Annual Meeting, then the Permanent CEO shall be included in the Board Slate and the size of the Board shall be increased accordingly. Notwithstanding the foregoing, following the 2023 Annual Meeting, the Board shall be permitted to increase the size of the Board if 66.6% of the directors so consent.

(f)    The determination of the Permanent CEO shall require consent of a majority of the directors of the Board. The Company shall seek to conclude its search for the Permanent CEO as soon as practicable following the appointment of the New Independent Directors.

(g)    The Board and all applicable committees of the Board shall, in accordance with the Board’s customary governance processes, give the New Independent Directors the same due consideration for membership to any committee of the Board as any other independent director with similar relevant expertise and qualifications, subject to applicable rules of the SEC and of any stock exchange on which the Company is traded.

(h)    Until the Termination Date and as long as Investor and its Affiliates’ Net Long Position exceeds four percent (4%) or more of the Common Stock (as defined below), if any of the Investor-Sourced Directors ceases to serve as a director of the Company for any reason whatsoever, Investor shall be entitled to propose another individual to replace such director (a “Replacement Director”) in writing. The Board shall have the right to approve any such Replacement Director, such approval not to be unreasonably withheld (provided, however, that, if the Board determines that any such Replacement Director would not be an “independent director” under Section 5605(a)(2) of the Nasdaq Rules, would not comply with the Guidelines or would be an Affiliate or Associate of Investor, the Other Investor or Voce (as defined below), the Board’s

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disapproval of such Replacement Director shall be reasonable). If the Board does not approve any such proposed Replacement Director, Investor shall have the right to continue proposing Replacement Directors until a Replacement Director is approved by the Board, at which time the Board shall take all necessary actions to cause such Replacement Director to be appointed to the Board. The Board shall express its approval or disapproval of any proposed Replacement Director to Investor no later than fifteen (15) Business Days following such proposal. In the event that the Board fails to express its approval or disapproval of any such proposed Replacement Director to Investor in writing within fifteen (15) Business Days following such proposal, such proposed Replacement Director shall be deemed approved by the Board and the Board shall promptly take all necessary action to cause such Replacement Director to be appointed to the Board. The references in this Agreement to the Investor-Sourced Director shall be deemed to include any Replacement Directors.

(i)    Each of the directors serving, as of the date of this Agreement, as the chair of the Board, the chairs of each of the committees of the Board, and as members of each of the committees of the Board shall remain unchanged until the day after the 2023 Annual Meeting. As soon as practicable following the 2023 Annual Meeting, the Board shall meet to appoint a chair of the Board and to determine committee assignments and responsibilities.

(j)    The Company shall, as promptly as practicable following the execution and delivery of this Agreement, use its reasonable best efforts to enter into a consulting agreement on customary terms with Mr. Harris.

(k)    The Company shall, as promptly as practicable following the execution and delivery of this Agreement, use its reasonable best efforts to appoint Dr. Ashish Bhatia and Dr. Emmy Graber as senior medical advisors to the Board to serve in such advisory roles on customary terms.

2.	Voting Commitment and Public Support.

(a)    Prior to the Termination Date, Investor shall, or shall cause its Representatives to, appear in person or by proxy at each Stockholder Meeting and to vote all shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), beneficially owned by Investor and over which it has voting power (i) in favor of each director nominated and recommended by the Board for election, (ii) against any nominations for directors that are not approved and recommended by the Board for election and (iii) against any proposals or resolutions to remove any member of the Board or otherwise similar proposals. For the avoidance of doubt, (i) at the 2023 Annual Meeting, Investor shall vote for any nominee to the Board who is a member of the Board Slate and withhold or not vote for any other nominee to the Board and (ii) Investor shall vote against the removal of the Continuing Directors, Gregory A. Barrett, and Timothy J. O’Shea (collectively, the “Targeted Directors”) and against all other proposals at the Special Meeting.

(b)    At the request of the Company, prior to the Termination Date, Investor shall, if requested by the Company (and at the Company’s expense), make a public statement opposing the removal of the Targeted Directors at the Special Meeting and supporting the election of the Board Slate at the 2023 Annual Meeting, such public statement to be made in coordination with the Company.

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3.    Standstill. Prior to the Termination Date, except as otherwise provided in this Agreement, without the prior written approval of the Board, Investor shall not, and shall cause its respective controlled Affiliates, not to, directly or indirectly, in whole or in part (in each case, except as permitted by this Agreement):

(a)    acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis or as a result of forming a group not prohibited by Section 3(c) below), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, through swap or hedging transactions or otherwise, any voting securities of the Company (other than through a broad-based market basket or index) or any voting rights decoupled from the underlying voting securities which would result in the ownership or control of, or other beneficial ownership interest in, 10% or more than of the then-outstanding shares of the Common Stock in the aggregate;

(b)    (i) nominate, recommend for nomination or give notice of an intent to nominate or recommend for nomination a person for election at any Stockholder Meeting at which the Company’s directors are to be elected; (ii) initiate, encourage or participate in any solicitation of proxies in respect of any election contest or removal contest with respect to the Company’s directors; (iii) submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting; (iv) initiate, encourage or participate in any solicitation of proxies in respect of any stockholder proposal for consideration at, or other business brought before, any Stockholder Meeting; (v) call or seek to call, or request to call of, alone or in concert with others, any Stockholder Meeting, whether or not such a meeting is permitted by the Company’s Amended and Restated Certificate of Incorporation (as amended and as may be further amended from time to time, the “Certificate of Incorporation”) or the Amended and Restated Bylaws (as amended and as may be further amended from time to time, the “Bylaws”), including any “town hall meeting”; or (vi) initiate, encourage or participate in any “withhold” or similar campaign with respect to any Stockholder Meeting;

(c)    form, join or in any way participate in any group or agreement of any kind with respect to any voting securities of the Company, including in connection with any election or removal contest with respect to the Company’s directors or any stockholder proposal or other business brought before any Stockholder Meeting;

(d)    deposit any voting securities of the Company in any voting trust or subject any Company voting securities to any arrangement or agreement with respect to the voting thereof;

(e)    seek publicly, alone or in concert with others, to amend any provision of the Certificate of Incorporation or Bylaws;

(f)    make any public proposal with respect to: (i) any change in the number or term of directors serving on the Board or the filling of any vacancies on the Board, (ii) any change in the capitalization or dividend policy of the Company, (iii) any other change in the Company’s

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management, governance, corporate structure, affairs or policies, (iv) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange, or (v) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(g)    initiate, cause, effect (or seek, offer or propose to effect) any Extraordinary Transaction or make, directly or indirectly, any proposal, either alone or in concert with others, to the Company or the Board that would reasonably be expected to require a public announcement or disclosure regarding any such matter;

(h)    enter into any agreements with any Third Party with respect to any of the foregoing, or advise, assist or seek to persuade any Third Party to take any action with respect to any of the foregoing;

(i)    publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement; or

(j)    take any action challenging the validity or enforceability of this Section 3 or this Agreement unless the Company is challenging the validity or enforceability of this Agreement;

provided, however, that (i) the restrictions in this Section 3 shall not prevent, prohibit or restrict Investor or its Representatives from making (A) any factual statement as required by applicable legal process, subpoena or legal requirement from any governmental authority with competent jurisdiction over the party from whom information is sought (so long as such request did not arise as a result of action by Investor), (B) any private or confidential communication to or with the Board or any officer or director of the Company or legal counsel that is not intended to, and would not reasonably be expected to, trigger or require any public disclosure of such communications for any of the parties or (C) any private or confidential communication regarding the Company to or with Investor’s or its controlled Affiliates’ investors or potential investors that is not intended to, and would not reasonably be expected to, trigger or require any public disclosure of such communications for any of the parties and (ii) the restrictions in this Section 3 shall not restrict Investor or its Representatives from tendering shares, receiving payment for shares or otherwise participating in any such transaction on the same basis as the other stockholders of the Company or from participating in any such transaction that has been approved by the Board, subject to the other terms of this Agreement.

4.    Mutual Non-Disparagement. Prior to the Termination Date, each party shall not, and shall not permit any of its Representatives, to make any public statement that undermines, disparages or otherwise reflects detrimentally on the other party, the other party’s current or former directors in their capacity as such, officers or employees (including with respect to such persons’ service at the other party), the other party’s subsidiaries, or the business of the other party’s subsidiaries or any of its or its subsidiaries’ current directors, officers or employees, including the business and current or former directors, officers and employees of the other party’s controlled Affiliates, as applicable. The restrictions in this Section 4 shall not: (a) apply (i) to any statements about J. Daniel Plants, David H. Mowry and/or Voce Capital Management LLC (together with their Affiliates and Associates, “Voce”), (ii) in any compelled testimony or production of

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information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (iii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (b) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder. For purposes of clarification, this Section 4 shall not prohibit Investor from communicating with its attorneys, accountants, financial or other advisors and Investor’s investors in a manner that (I) is not intended to result in a public dissemination, (II) does not otherwise violate any applicable laws, and (III) is not intended to circumvent the restrictions in Section 3.

5.	Public Statements; SEC Filings.

(a)    On the first (1st) Business Day following the date of this Agreement, the Company shall issue a press release (the “Press Release”) that is mutually agreeable to the parties announcing this Agreement, substantially in the form attached hereto as Exhibit A. Prior to the issuance of the Press Release, no party shall issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure thereof without the prior written consent of the other parties.

(b)    No later than two (2) Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement and the Press Release. The Company shall provide Investor with a reasonable opportunity to review and comment on the Form 8-K prior to the filing with the SEC and consider in good faith any comments of Investor.

(c)    No later than two (2) Business Days following the date of this Agreement, Investor shall file with the SEC an amendment to its Schedule 13D in compliance with Section 13 of the Exchange Act reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and including the terms of this Agreement and including this Agreement as an exhibit thereto (the “Schedule 13D Amendment”). The Schedule 13D Amendment shall be consistent with the terms of this Agreement and the Press Release. Investor shall provide the Company and its Representatives with a reasonable opportunity to review the Schedule 13D Amendment prior to it being filed with the SEC and consider in good faith any comments of the Company and its Representatives.

6.    Affiliates and Associates. Each party shall instruct its controlled Affiliates and Associates to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. A breach of this Agreement by a controlled Affiliate or Associate of a party, if such controlled Affiliate or Associate is not a party to this Agreement, shall be deemed to occur if such controlled Affiliate or Associate engages in conduct that would constitute a breach of this Agreement if such controlled Affiliate or Associate was a party to the same extent as a party to this Agreement.

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7.	Representations and Warranties.

(a)    Investor represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms. Investor represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of it as currently in effect, the execution, delivery and performance of this Agreement by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound.

(b)    Investor represents and warrants that, as of the date of this Agreement, it beneficially owns an aggregate of 1,333,183 shares of Common Stock, which represents approximately 6.74% of the Common Stock issued and outstanding on the date hereof, based upon the aggregate of 19,788,358 shares of Common Stock outstanding as of April 4, 2023, as reported in the Company’s Annual Report on Form 10-K filed with the SEC on April 7, 2023. Investor represents and warrants that it has voting authority over such shares and owns no Synthetic Equity Interests or any Short Interests in the Company.

(c)    The Company hereby represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms. The Company represents that the execution, delivery and performance of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, does not and will not (i) conflict with or result in a breach or violation of the organizational documents of the Company as currently in effect or any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

8.    Termination. Unless otherwise mutually agreed to in writing by each party, this Agreement shall remain in effect until the date that is forty-five (45) days prior to the nomination deadline under the Bylaws in effect as of the date of this Agreement for the nomination of director candidates for election to the Board at the 2024 Annual Meeting (the “Termination Date”). The Company shall provide Investor with written notice of the occurrence of the Termination Date five (5) days prior to the Termination Date.

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9.    Non-Interference. The Company and the Board shall not alter or adopt any Company policies, amend the Bylaws or use or operate any committee of the Board in a manner, or otherwise take any other action, that would materially interfere with the purposes of this Agreement.

10.    Confidentiality. Investor acknowledges that all members of the Board are (i) governed by, and required to comply with, all policies, procedures, codes, rules, standards and guidelines applicable to all members of the Board and (ii) required to keep confidential all confidential information of the Company, including discussions, matters or materials considered in meetings of the Board or Board committees.

11.    Expenses and Indemnity. Promptly following the execution and delivery of this Agreement, the Company shall reimburse Investor up to $750,000 for the expenses it has incurred arising from or related to the subject matter of this Agreement. The Company shall indemnify, defend and hold harmless Investor, its Affiliates, and their directors, officers, partners, shareholders, agents and employees from and against any and all suits, actions, legal or administrative proceedings, claims, demands, costs and expenses (including reasonable attorneys’ fees) of any nature, including litigation involving Voce and stockholders of the Company, in connection with this Agreement and the subject matters thereof.

12.    Amendments. Following the appointment of the New Independent Directors, any (i) amendment or waiver of this Agreement or (ii) entry into a new agreement or other action that is inconsistent with the terms of this Agreement shall require the consent of 66.6% of the directors of the Board.

13.    Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one (1) Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt:

If to the Company:	with mandatory copies (which shall not constitute notice) to:

Cutera, Inc. 3240 Bayshore Blvd. Brisbane, CA 94005 Attn: Vikram Varma, SVP, General Counsel & Corporate Secretary Email: vvarma@cutera.com	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Attn: Kai H.E. Liekefett Leonard Wood Email: kliekefett@sidley.com lwood@sidley.com

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If to Investor:	with mandatory copies (which shall not constitute notice) to:

Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 Attn: Efrem Kamen, Managing Member Email: efrem@puravidafunds.com	Cadwalader, Wickersham & Taft LLP 200 Liberty Street New York, NY 10281 Attn: Richard M. Brand Email: richard.brand@cwt.com

14.    Governing Law; Jurisdiction; Jury Waiver. This Agreement, and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any lawsuit, claim or proceeding before any court (each, a “Legal Proceeding”) arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party consents to accept service of process in any such Legal Proceeding by service of a copy thereof upon either its registered agent in the State of Delaware or the Secretary of State of the State of Delaware, with a copy delivered to it by certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 13. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

15.    Specific Performance. Each party to this Agreement acknowledges and agrees that a non-breaching party would be irreparably injured by an actual breach of this Agreement by another party or its Representatives and that monetary remedies may be inadequate to protect the parties against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if a party or any of its Representatives breach or threaten to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party.

16.    Certain Definitions and Interpretations. As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons

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or entities that at any time prior to the Termination Date become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that the term “Associate” shall refer only to Associates controlled by the Company or Investor, as applicable; provided, further, that, for purposes of this Agreement, Voce and Investor shall not be Affiliates or Associates of the Company, and the Company shall not be an Affiliate or Associate of Voce or Investor; (b) the term “Annual Meeting” means each annual meeting of stockholders of the Company and any adjournment, postponement, rescheduling or continuation thereof; (c) the terms “beneficial ownership,” “group,” “participant,” “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder, provided, however, that the meaning of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-1(l)(2)(iv) and 14a-2 under the Exchange Act; (d) the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or obligated to be closed by applicable law; (e) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (f) the term “Extraordinary Transaction” means any tender offer, exchange offer, merger, consolidation, acquisition, business combination, sale, recapitalization, restructuring, or other transaction with a Third Party that, in each case, that results in a change in control of the Company or the sale of substantially all of its assets; (g) the term “Net Long Position” means such shares of Common Stock beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote other than as a result of being in a margin account, or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares; and the terms “person” or “persons,” for purposes of the meaning of the term “Net Long Position,” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, associate, organization or other entity of any kind or nature; (h) the term “Representatives” means (i) a person’s Affiliates and Associates and (ii) its and their respective directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such person or its Affiliates or Associates; (i) the term “SEC” means the U.S. Securities and Exchange Commission; (j) the term “Short Interests” means any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Company’s equity securities by, manage the risk of share price changes for, or increase or decrease the voting power of, such person with respect to the shares of any class or series of the Company’s equity securities, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Company’s equity securities; (k) the term “Stockholder Meeting” means each annual or special meeting of stockholders of the Company, including the 2023 Annual Meeting and the Special Meeting, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, rescheduling or continuation thereof; (l) the term “Synthetic Equity Interests” means any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such person, the purpose or effect of which is to

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give such person economic risk similar to ownership of equity securities of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Company’s equity securities, or which derivative, swap or other transactions provide the opportunity to profit from any increase in the price or value of shares of any class or series of the Company’s equity securities, without regard to whether (i) the derivative, swap or other transactions convey any voting rights in such equity securities to such person; (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such equity securities; or (iii) such person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions; and (m) the term “Third Party” refers to any person that is not a party, a member of the Board, a director or officer of the Company, or legal counsel to any party. In this Agreement, unless a clear contrary intention appears, (i) the word “including” (in its various forms) means “including, without limitation;” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references in this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word “or” is not exclusive; (iv) references to “Sections” in this Agreement are references to Sections of this Agreement unless otherwise indicated; and (v) whenever the context requires, the masculine gender shall include the feminine and neuter genders.

17.	Miscellaneous.

(a)    This Agreement, including all exhibits hereto, contains the entire agreement between the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b)    This Agreement is solely for the benefit of the parties and is not enforceable by any other persons.

(c)    This Agreement shall not be assignable by operation of law or otherwise by a party without the consent of the other parties. Any purported assignment without such consent is void ab initio. Subject to the foregoing sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.

(d)    Neither the failure nor any delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e)    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

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(f)    Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.

(g)    This Agreement may be executed in one (1) or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

(h)    Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel.

(i)    The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

THE COMPANY:

CUTERA, INC.

By:	/s/ Vikram Varma
Name:	Vikram Varma
Title:	SVP, General Counsel & Corporate Secretary

[Signature Page to Cooperation Agreement]

INVESTOR:

Pura Vida Investments, LLC

By:	/s/ Efrem Kamen
Name:	Efrem Kamen
Title:	Managing Member

[Signature Page to Cooperation Agreement]

Exhibit A

Press Release

Filed separately as Exhibit 99.1 to the Current Report on Form 8-K

Exhibit 10.2

COOPERATION AGREEMENT

This COOPERATION AGREEMENT (this “Agreement”) is made and entered into as of May 9, 2023, by and between Cutera, Inc., a Delaware corporation (the “Company”), and RTW Investments, LP, a Delaware limited partnership (together with its affiliates and associates, “Investor”). The Company and Investor are each herein referred to as a “party” and collectively, the “parties.” Capitalized terms used herein shall have the meanings set forth in Section 16 of this Agreement.

WHEREAS, the Company and Pura Vida Investments, LLC a stockholder of the Company (together with its Affiliates and Associates, the “Other Investor”), have engaged in certain discussions concerning the Company and determined to come to an agreement with respect to the composition of the Company’s Board of Directors (the “Board”) and certain other matters; and

WHEREAS, the Company and Investor have engaged in similar discussions concerning the Company and determined to come to an agreement with respect to the composition of the Board and certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	Board Composition and Related Matters.

(a)    The Board shall, as promptly as practicable following the Special Meeting of Stockholders currently scheduled for June 9, 2023 (the “Special Meeting”), increase the size of the Board only to the extent necessary to create newly vacant director seats to enable the appointment of the New Independent Directors (as defined below, and such increase, the “Board Size Increase”); provided, however, that if the Board publicly announces that the Special Meeting shall not be held, the Board shall, as promptly as practicable following such announcement, but in no case later than five (5) Business Days following such announcement, implement the Board Size Increase.

(b)    The Board shall, as promptly as practicable following the Special Meeting, but in no case later than five (5) Business Days following the Special Meeting, appoint Nicholas Lewin (the “Investor-Sourced Director”) to the Board to fill the vacancies resulting from the increase in the size of the Board as set forth in Section 1(a) of this Agreement; provided, however, that if the Board publicly announces that the Special Meeting shall not be held, the Board shall, as promptly as practicable following such announcement, but in no case later than five (5) Business Days following such announcement, appoint the Investor-Sourced Director. The onboarding of the Investor-Sourced Director shall be through a reasonable and customary process no more onerous, burdensome or time consuming than the process for onboarding any other director to the Board, and there shall be no procedure, policy or other obstacle implemented with the intent or effect of prejudicing the Investor-Sourced Director’s ability to timely join the Board. The Company shall exercise reasonable best efforts, in cooperation with Investor, to ensure that the Investor-Sourced Director is found independent by the relevant regulatory entities.

(c)    The Board shall, as promptly as practicable following the Special Meeting, but in no case later than five (5) Business Days following the Special Meeting, appoint Kevin Cameron, Taylor Harris and Keith Sullivan (the “Other New Directors,” and collectively with the Investor-Sourced Director, the “New Independent Directors”) to the Board to fill the vacancies resulting from the increase in the size of the Board as set forth in Section 1(a) of this Agreement; provided, however, that if the Board publicly announces that the Special Meeting shall not be held, the Board shall, as promptly as practicable following such announcement, but in no case later than five (5) Business Days following such announcement, appoint the Other New Directors.

(d)    The Board shall, with respect to the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”): (i) nominate the New Independent Directors and Janet D. Widmann, Sheila A. Hopkins, and Juliane T. Park (the “Continuing Directors” and, collectively with the New Independent Directors, the “Board Slate”), and no other individuals, for election to the Board; (ii) recommend to the stockholders of the Company the election of the Board Slate to the Board; (iii) solicit proxies in favor of the election of the Board Slate to the Board; and (iv) use its reasonable best efforts to cause the election of the New Independent Directors at the 2023 Annual Meeting and otherwise support the New Independent Directors for election in a manner no less rigorous or favorable than the manner in which the Board supports any other nominees.

(e)    Following the 2023 Annual Meeting, the size of the Board shall be fixed at seven (7) directors until the appointment of a new permanent Chief Executive Officer (the “Permanent CEO”), at which time the size of the Board shall be increased accordingly, and the Permanent CEO shall be appointed to the Board. If the appointment of the Permanent CEO occurs before the 2023 Annual Meeting, then the Permanent CEO shall be included in the Board Slate and the size of the Board shall be increased accordingly. Notwithstanding the foregoing, following the 2023 Annual Meeting, the Board shall be permitted to increase the size of the Board if 66.6% of the directors so consent.

(f)    The determination of the Permanent CEO shall require consent of a majority of the directors of the Board. The Company shall seek to conclude its search for the Permanent CEO as soon as practicable following the appointment of the New Independent Directors.

(g)    The Board and all applicable committees of the Board shall, in accordance with the Board’s customary governance processes, give the New Independent Directors the same due consideration for membership to any committee of the Board as any other independent director with similar relevant expertise and qualifications, subject to applicable rules of the SEC and of any stock exchange on which the Company is traded.

(h)    Until the Termination Date and as long as Investor and its Affiliates’ Net Long Position exceeds four percent (4%) or more of the Common Stock (as defined below), if any of the Investor-Sourced Directors ceases to serve as a director of the Company for any reason whatsoever, Investor shall be entitled to propose another individual to replace such director (a “Replacement Director”) in writing. The Board shall have the right to approve any such Replacement Director, such approval not to be unreasonably withheld (provided, however, that, if the Board determines that any such Replacement Director would not be an “independent director” under Section 5605(a)(2) of the Nasdaq Rules, would not comply with the Guidelines or would be an Affiliate or Associate of Investor, the Other Investor or Voce (as defined below), the Board’s disapproval of such Replacement Director shall be reasonable). If the Board does not approve any such proposed Replacement Director, Investor shall have the right to continue proposing Replacement Directors until a Replacement Director is approved by the Board, at which time the Board shall take all necessary actions to cause such Replacement Director to be appointed to the Board. The Board shall express its approval or disapproval of any proposed Replacement Director to Investor no later than fifteen (15) Business Days following such proposal. In the event that the Board fails to express its approval or disapproval of any such proposed Replacement Director to Investor in writing within fifteen (15) Business Days following such proposal, such proposed Replacement Director shall be deemed approved by the Board and the Board shall promptly take all necessary action to cause such Replacement Director to be appointed to the Board. The references in this Agreement to the Investor-Sourced Director shall be deemed to include any Replacement Directors.

(i)    Each of the directors serving, as of the date of this Agreement, as the chair of the Board, the chairs of each of the committees of the Board, and as members of each of the committees of the Board shall remain unchanged until the day after the 2023 Annual Meeting. As soon as practicable following the 2023 Annual Meeting, the Board shall meet to appoint a chair of the Board and to determine committee assignments and responsibilities.

(j)    The Company shall, as promptly as practicable following the execution and delivery of this Agreement, use its reasonable best efforts to enter into a consulting agreement on customary terms with Mr. Harris.

(k)    The Company shall, as promptly as practicable following the execution and delivery of this Agreement, use its reasonable best efforts to appoint Dr. Ashish Bhatia and Dr. Emmy Graber as senior medical advisors to the Board to serve in such advisory roles on customary terms.

2.	Voting Commitment and Public Support.

(a)    Prior to the Termination Date, Investor shall, or shall cause its Representatives to, appear in person or by proxy at each Stockholder Meeting and to vote all shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), beneficially owned by Investor and over which it has voting power (i) in favor of each director nominated and recommended by the Board for election, (ii) against any nominations for directors that are not approved and recommended by the Board for election and (iii) against any proposals or resolutions to remove any member of the Board or otherwise similar proposals. For the avoidance of doubt, (i) at the 2023 Annual Meeting, Investor shall vote for any nominee to the Board who is a member of the Board Slate and withhold or not vote for any other nominee to the Board and (ii) Investor shall vote against the removal of the Continuing Directors, Gregory A. Barrett, and Timothy J. O’Shea (collectively, the “Targeted Directors”) and against all other proposals at the Special Meeting.

(b)    At the request of the Company, prior to the Termination Date, Investor shall, if requested by the Company (and at the Company’s expense), make a public statement opposing the removal of the Targeted Directors at the Special Meeting and supporting the election of the Board Slate at the 2023 Annual Meeting, such public statement to be made in coordination with the Company.

3.    Standstill. Prior to the Termination Date, except as otherwise provided in this Agreement, without the prior written approval of the Board, Investor shall not, and shall cause its respective controlled Affiliates, not to, directly or indirectly, in whole or in part (in each case, except as permitted by this Agreement):

(a)    acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis or as a result of forming a group not prohibited by Section 3(c) below), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, through swap or hedging transactions or otherwise, any voting securities of the Company (other than through a broad-based market basket or index) or any voting rights decoupled from the underlying voting securities which would result in the ownership or control of, or other beneficial ownership interest in, 10% or more than of the then-outstanding shares of the Common Stock in the aggregate;

(b)    (i) nominate, recommend for nomination or give notice of an intent to nominate or recommend for nomination a person for election at any Stockholder Meeting at which the Company’s directors are to be elected; (ii) initiate, encourage or participate in any solicitation of proxies in respect of any election contest or removal contest with respect to the Company’s directors; (iii) submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting; (iv) initiate, encourage or participate in any solicitation of proxies in respect of any stockholder proposal for consideration at, or other business brought before, any Stockholder Meeting; (v) call or seek to call, or request to call of, alone or in concert with others, any Stockholder Meeting, whether or not such a meeting is permitted by the Company’s Amended and Restated Certificate of Incorporation (as amended and as may be further amended from time to time, the “Certificate of Incorporation”) or the Amended and Restated Bylaws (as amended and as may be further amended from time to time, the “Bylaws”), including any “town hall meeting”; or (vi) initiate, encourage or participate in any “withhold” or similar campaign with respect to any Stockholder Meeting;

(c)    form, join or in any way participate in any group or agreement of any kind with respect to any voting securities of the Company, including in connection with any election or removal contest with respect to the Company’s directors or any stockholder proposal or other business brought before any Stockholder Meeting;

(d)    deposit any voting securities of the Company in any voting trust or subject any Company voting securities to any arrangement or agreement with respect to the voting thereof;

(e)    seek publicly, alone or in concert with others, to amend any provision of the Certificate of Incorporation or Bylaws;

(f)    make any public proposal with respect to: (i) any change in the number or term of directors serving on the Board or the filling of any vacancies on the Board, (ii) any change in the capitalization or dividend policy of the Company, (iii) any other change in the Company’s management, governance, corporate structure, affairs or policies, (iv) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange, or (v) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(g)    initiate, cause, effect (or seek, offer or propose to effect) any Extraordinary Transaction or make, directly or indirectly, any proposal, either alone or in concert with others, to the Company or the Board that would reasonably be expected to require a public announcement or disclosure regarding any such matter;

(h)    enter into any agreements with any Third Party with respect to any of the foregoing, or advise, assist or seek to persuade any Third Party to take any action with respect to any of the foregoing;

(i)    publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement; or

(j)    take any action challenging the validity or enforceability of this Section 3 or this Agreement unless the Company is challenging the validity or enforceability of this Agreement;

provided, however, that (i) the restrictions in this Section 3 shall not prevent, prohibit or restrict Investor or its Representatives from making (A) any factual statement as required by applicable legal process, subpoena or legal requirement from any governmental authority with competent jurisdiction over the party from whom information is sought (so long as such request did not arise as a result of action by Investor), (B) any private or confidential communication to or with the Board or any officer or director of the Company or legal counsel that is not intended to, and would not reasonably be expected to, trigger or require any public disclosure of such communications for any of the parties or (C) any private or confidential communication regarding the Company to or with Investor’s or its controlled Affiliates’ investors or potential investors that is not intended to, and would not reasonably be expected to, trigger or require any public disclosure of such communications for any of the parties and (ii) the restrictions in this Section 3 shall not restrict Investor or its Representatives from tendering shares, receiving payment for shares or otherwise participating in any such transaction on the same basis as the other stockholders of the Company or from participating in any such transaction that has been approved by the Board, subject to the other terms of this Agreement.

4.    Mutual Non-Disparagement. Prior to the Termination Date, each party shall not, and shall not permit any of its Representatives, to make any public statement that undermines, disparages or otherwise reflects detrimentally on the other party, the other party’s current or former directors in their capacity as such, officers or employees (including with respect to such persons’ service at the other party), the other party’s subsidiaries, or the business of the other party’s subsidiaries or any of its or its subsidiaries’ current directors, officers or employees, including the business and current or former directors, officers and employees of the other party’s controlled Affiliates, as applicable. The restrictions in this Section 4 shall not: (a) apply (i) to any statements about J. Daniel Plants, David H. Mowry and/or Voce Capital Management LLC (together with their Affiliates and Associates, “Voce”), (ii) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (iii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (b) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder. For purposes of clarification, this Section 4 shall not prohibit Investor from communicating with its attorneys, accountants, financial or other advisors and Investor’s investors in a manner that (I) is not intended to result in a public dissemination, (II) does not otherwise violate any applicable laws, and (III) is not intended to circumvent the restrictions in Section 3.

5.	Public Statements; SEC Filings.

(a)    On the first (1st) Business Day following the date of this Agreement, the Company shall issue a press release (the “Press Release”) that is mutually agreeable to the parties announcing this Agreement, substantially in the form attached hereto as Exhibit A. Prior to the issuance of the Press Release, no party shall issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure thereof without the prior written consent of the other parties.

(b)    No later than two (2) Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement and the Press Release. The Company shall provide Investor with a reasonable opportunity to review and comment on the Form 8-K prior to the filing with the SEC and consider in good faith any comments of Investor.

(c)    No later than two (2) Business Days following the date of this Agreement, Investor shall file with the SEC an amendment to its Schedule 13D in compliance with Section 13 of the Exchange Act reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and including the terms of this Agreement and including this Agreement as an exhibit thereto (the “Schedule 13D Amendment”). The Schedule 13D Amendment shall be consistent with the terms of this Agreement and the Press Release. Investor shall provide the Company and its Representatives with a reasonable opportunity to review the Schedule 13D Amendment prior to it being filed with the SEC and consider in good faith any comments of the Company and its Representatives.

6.    Affiliates and Associates. Each party shall instruct its controlled Affiliates and Associates to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. A breach of this Agreement by a controlled Affiliate or Associate of a party, if such controlled Affiliate or Associate is not a party to this Agreement, shall be deemed to occur if such controlled Affiliate or Associate engages in conduct that would constitute a breach of this Agreement if such controlled Affiliate or Associate was a party to the same extent as a party to this Agreement.

7.	Representations and Warranties.

(a)    Investor represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms. Investor represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of it as currently in effect, the execution, delivery and performance of this Agreement by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound.

(b)    Investor represents and warrants that, as of the date of this Agreement, it beneficially owns an aggregate of 1,846,596 shares of Common Stock, which represents approximately 9.3% of the Common Stock issued and outstanding on the date hereof, based upon the aggregate of 19,788,358 shares of Common Stock outstanding as of April 4, 2023, as reported in the Company’s Annual Report on Form 10-K filed with the SEC on April 7, 2023. Investor represents and warrants that it has voting authority over such shares and owns no Synthetic Equity Interests or any Short Interests in the Company.

(c)    The Company hereby represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms. The Company represents that the execution, delivery and performance of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, does not and will not (i) conflict with or result in a breach or violation of the organizational documents of the Company as currently in effect or any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

(d)    The Company further represents and warrants that this Agreement is substantially similar to any agreement entered into with the Other Investor. To the extent that an agreement with the Other Investor has any terms more favorable to the Other Investor than this Agreement than the Company shall amend this Agreement to provide for such terms, provided that this shall not apply to the amount of expense reimbursement provided for in Section 11.

8.    Termination. Unless otherwise mutually agreed to in writing by each party, this Agreement shall remain in effect until the date that is forty-five (45) days prior to the nomination deadline under the Bylaws in effect as of the date of this Agreement for the nomination of director candidates for election to the Board at the 2024 Annual Meeting (the “Termination Date”). The Company shall provide Investor with written notice of the occurrence of the Termination Date five (5) days prior to the Termination Date.

9.    Non-Interference. The Company and the Board shall not alter or adopt any Company policies, amend the Bylaws or use or operate any committee of the Board in a manner, or otherwise take any other action, that would materially interfere with the purposes of this Agreement.

10.    Confidentiality. Investor acknowledges that all members of the Board are (i) governed by, and required to comply with, all policies, procedures, codes, rules, standards and guidelines applicable to all members of the Board and (ii) required to keep confidential all confidential information of the Company, including discussions, matters or materials considered in meetings of the Board or Board committees.

11.    Expenses. Promptly following the execution and delivery of this Agreement, the Company shall reimburse Investor up to $90,000 for the expenses it has incurred arising from or related to the subject matter of this Agreement.

12.    Amendments. Following the appointment of the New Independent Directors, any (i) amendment or waiver of this Agreement or (ii) entry into a new agreement or other action that is inconsistent with the terms of this Agreement shall require the consent of 66.6% of the directors of the Board.

13.    Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one (1) Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt:

If to the Company:	with mandatory copies (which shall not constitute notice) to:

Cutera, Inc. 3240 Bayshore Blvd. Brisbane, CA 94005 Attn: Vikram Varma, SVP, General Counsel & Corporate Secretary Email: vvarma@cutera.com	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Attn: Kai H.E. Liekefett Leonard Wood Email: kliekefett@sidley.com lwood@sidley.com

If to Investor:	with mandatory copies (which shall not constitute notice) to:

RTW Investments, LP 40 10th Avenue, Floor 7 New York, NY 10014 Attn: Naveen Yalamanchi Email: ny@rtwfunds.com	Alston & Bird LLP 950 F Street, NW Washington, DC 20004 Attn: David A. Brown Email: dave.brown@alston.com

14.    Governing Law; Jurisdiction; Jury Waiver. This Agreement, and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any lawsuit, claim or proceeding before any court (each, a “Legal Proceeding”) arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party consents to accept service of process in any such Legal Proceeding by service of a copy thereof upon either its registered agent in the State of Delaware or the Secretary of State of the State of Delaware, with a copy delivered to it by certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 13. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

15.    Specific Performance. Each party to this Agreement acknowledges and agrees that a non-breaching party would be irreparably injured by an actual breach of this Agreement by another party or its Representatives and that monetary remedies may be inadequate to protect the parties against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if a party or any of its Representatives breach or threaten to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party.

16.    Certain Definitions and Interpretations. As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons or entities that at any time prior to the Termination Date become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that the term “Associate” shall refer only to Associates controlled by the Company or Investor, as applicable; provided, further, that, for purposes of this Agreement, Voce and Investor shall not be Affiliates or Associates of the Company, and the Company shall not be an Affiliate or Associate of Voce or Investor; (b) the term “Annual Meeting” means each annual meeting of stockholders of the Company and any adjournment, postponement, rescheduling or continuation thereof; (c) the terms “beneficial ownership,” “group,” “participant,” “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder, provided, however, that the meaning of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-1(l)(2)(iv) and 14a-2 under the Exchange Act; (d) the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or obligated to be closed by applicable law; (e) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (f) the term “Extraordinary Transaction” means any tender offer, exchange offer, merger, consolidation, acquisition, business combination, sale, recapitalization, restructuring, or other transaction with a Third Party that, in each case, that results in a change in control of the Company or the sale of substantially all of its assets; (g) the term “Net Long Position” means such shares of Common Stock beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote other than as a result of being in a margin account, or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares; and the terms “person” or “persons,” for purposes of the meaning of the term “Net Long Position,” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, associate, organization or other entity of any kind or nature; (h) the term “Representatives” means (i) a person’s Affiliates and Associates and (ii) its and their respective directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such person or its Affiliates or Associates; (i) the term “SEC” means the U.S. Securities and Exchange Commission; (j) the term “Short Interests” means any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Company’s equity securities by, manage the risk of share price changes for, or increase or decrease the voting power of, such person with respect to the shares of any class or series of the Company’s equity securities, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Company’s equity securities; (k) the term “Stockholder Meeting” means each annual or special meeting of stockholders of the Company, including the 2023 Annual Meeting and the Special Meeting, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, rescheduling or continuation thereof; (l) the term “Synthetic Equity Interests” means any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such person, the purpose or effect of which is to give such person economic risk similar to ownership of equity securities of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Company’s equity securities, or which derivative, swap or other transactions provide the opportunity to profit from any increase in the price or value of shares of any class or series of the Company’s equity securities, without regard to whether (i) the derivative, swap or other transactions convey any voting rights in such equity securities to such person; (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such equity securities; or (iii) such person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions; and (m) the term “Third Party” refers to any person that is not a party, a member of the Board, a director or officer of the Company, or legal counsel to any party. In this Agreement, unless a clear contrary intention appears, (i) the word “including” (in its various forms) means “including, without limitation;” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references in this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word “or” is not exclusive; (iv) references to “Sections” in this Agreement are references to Sections of this Agreement unless otherwise indicated; and (v) whenever the context requires, the masculine gender shall include the feminine and neuter genders.

17.	Miscellaneous.

(a)    This Agreement, including all exhibits hereto, contains the entire agreement between the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b)    This Agreement is solely for the benefit of the parties and is not enforceable by any other persons.

(c)    This Agreement shall not be assignable by operation of law or otherwise by a party without the consent of the other parties. Any purported assignment without such consent is void ab initio. Subject to the foregoing sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.

(d)    Neither the failure nor any delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e)    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

(f)    Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.

(g)    This Agreement may be executed in one (1) or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

(h)    Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel.

(i)    The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

THE COMPANY:
CUTERA, INC.
By:	/s/ Vikram Varma
Name:	Vikram Varma
Title:	SVP, General Counsel & Corporate Secretary

[Signature Page to Cooperation Agreement]

INVESTOR:
RTW Investments, LP
By:	/s/ Roderick Wong
Name:	Roderick Wong, MD
Title:	Managing Partner

[Signature Page to Cooperation Agreement]

Exhibit A

Press Release

Filed separately as Exhibit 99.1 to the Current Report on Form 8-K

Exhibit 99.1

Cutera Announces Agreements with Pura Vida and RTW

Kevin Cameron, Taylor Harris, Nick Lewin and Keith Sullivan to Join the Cutera Board Following the June 9 Special Meeting

Pura Vida and RTW to Vote Against Removal of Directors at the Special Meeting and Support the Company’s Slate of Director Nominees at the 2023 Annual Meeting

May 09, 2023 05:09 PM Eastern Daylight Time

BRISBANE, Calif.—(BUSINESS WIRE)—CUTERA, INC. (“Cutera” or the “Company”) (Nasdaq: CUTR), a leading provider of aesthetic and dermatology solutions, today announced that it has entered into cooperation agreements (the “Agreements”) with two of its largest stockholders, Pura Vida Investments, LLC (“Pura Vida”) and RTW Investments, LP (“RTW”), which collectively own more than 15% of the Company’s outstanding shares. Pursuant to the Agreements, the Company will appoint Kevin J. Cameron, Taylor C. Harris, Nicholas S. Lewin and Keith J. Sullivan (the “New Independent Directors”) to the Board of Directors (the “Board”) following the Special Meeting of Stockholders (the “Special Meeting”) to be held on June 9, 2023. Mr. Harris will also serve as a special advisor and consultant to the Company.

The New Independent Directors and three incumbent directors, Janet D. Widmann, Sheila A. Hopkins, and Juliane T. Park (the “Board Slate”), will be nominated for election to the Board at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Company anticipates that its new permanent CEO, when identified and hired, will also join the Board.

In connection with the agreement, Pura Vida and RTW have agreed to vote against the removal of directors at the upcoming Special Meeting and to support the Board Slate at the Annual Meeting.

Janet D. Widmann, Chair of the Cutera Board of Directors, said, “As Cutera evolves, ensuring that our Board has the skills and expertise to oversee the strategy and execution of the business is paramount. We appreciate the time and input of our stockholders, including Pura Vida and RTW, as we reconstitute the Board to ensure diverse perspectives and relevant experience are present on the Board. We look forward to welcoming the new directors to our Board.”

Efrem Kamen, Co-Founder and Managing Partner of Pura Vida, commented, “As long-term investors, we recognize and appreciate the Special Committee’s efforts to work on behalf of, and protect the interests of, all stockholders. While inconceivable that Cutera was put in this situation, we believe today’s announcement best positions the Company for long- term success. We are pleased with the anticipated appointments of Kevin, Taylor, Nick and Keith and believe they will further advance the Company’s efforts to build long-term value for stockholders.”

“The Company has benefited enormously from the contributions of Greg Barrett and Tim O’Shea, and we thank them for their years of dedicated service to Cutera and our stockholders,” concluded Ms. Widmann. “These excellent directors never lost focus on the importance of the work we do as a Board or the goal of enhancing stockholder value.”

The Agreement includes customary standstill and related provisions. The full agreements between Cutera and Pura Vida and RTW will be filed on a Form 8-K with the Securities and Exchange Commission.

The Company continues to seek ways to resolve its ongoing dispute with J. Daniel Plants and David H. Mowry and is in active discussions with Mr. Mowry toward that end.

About Kevin J. Cameron

Mr. Cameron currently serves as Chairman and Co-Founder of Ionetix Corporation, a privately held company that develops and operates cyclotrons for the production and distribution of radioisotopes used for diagnostic and therapeutic radiopharmaceuticals. Mr. Cameron is also the Executive Chairman (and previously served as President) of Glass, Lewis & Co., a leading provider of corporate governance services to institutional investors. Prior to that, Mr. Cameron was General Counsel at Moxi Digital and NorthPoint Communications (NASD: NPNT). Mr. Cameron currently serves as a board member of Pylum Biosciences, a private biotechnology company. He previously was on the Board of Knight Therapeutics (TSE: GUD), Keryx Biopharmaceuticals (NASD: KERX), AvidBiotics, Reddy Ice (NYSE: FRZ), ECOtality (NASD: ECTY), and ProCure Treatment Centers. Mr. Cameron earned a J.D. from the University of Chicago and a B.A. from McGill University.

About Taylor C. Harris

Mr. Harris served as the Chief Financial Officer for MyoKardia, Inc., from April 2018 until that company’s acquisition by Bristol Myers Squibb in November 2020. Prior to that, Mr. Harris served as Senior Vice President and Chief Financial Officer of Zeltiq Aesthetics, Inc., until that company’s acquisition by Allergan plc. He also served as Vice President and Chief Financial Officer at Thoratec Corporation, which was eventually acquired by St. Jude Medical, Inc and worked at JPMorgan Chase & Co. for over a decade in several capacities, including as a Vice President in the firm’s Healthcare Investment Banking and Equity Research departments. Mr. Harris currently serves on the board of PROCEPT BioRobotics (NASDAQ: PRCT), Omada Health and Endologix. He previously served on the board of HealthCor Catalio Acquisition Corp. Mr. Harris holds a B.A. from the University of North Carolina at Chapel Hill.

About Nicholas S. Lewin

Mr. Lewin has been a Managing Partner at Crown Predator Holdings, an investment firm that invests in growth-stage companies and special situations, and a private investor since 2000. He has invested across multiple industries, with a particular focus on companies with innovative technologies and strong intellectual property. Mr. Lewin currently serves on the Board of two publicly traded companies, including Establishment Labs (NASDAQ: ESTA), a $1.8 billion market cap global, high-tech medical device and aesthetics company, and FaZe Holdings (NASDAQ: FAZE), a lifestyle and media platform. He was appointed to Chairman of Establishment Labs in 2017 and previously provided consulting services to the Company. Mr. Lewin is also on the Board of Halo Maritime Defense Systems and previously served as a director as Dura Medic from 2006 to 2018. Mr. Lewin earned a B.A. from Johns Hopkins University.

About Keith J. Sullivan

Keith Sullivan currently serves as President and Chief Executive Officer of Neuronetics (NASDAQ: STIM), a publicly traded $63 million market cap company that develops non-invasive treatments for psychiatric disorders. Previously, he was Chief Commercial Officer and President (North America) of ZELTIQ Aesthetics, Inc. until the acquisition of ZELTIQ by Allergan, Inc. in April 2017. Mr. Sullivan held various other roles at ZELTIQ, including Senior Vice President, Senior Vice President of Worldwide Sales and Marketing and Senior Vice President of Global Operation. Mr. Sullivan has also previously held leadership positions with Medicis Pharmaceuticals, Reliant Technologies, Medtronic (NYSE: MDT), Vision Quest Laser Center and Coherent Medical. He currently serves on the Board of Neuronetics (NASDAQ: STIM), Sientra, Inc. (NASDAQ: SIEN) and Venus Concept (NASDAQ: VERO). He earned a B.A. from the College of William and Mary where he currently serves as a Clinical Professor, a role he’s held since 2017.

About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of aesthetic and dermatology solutions for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that harness the power of science and nature to enable medical practitioners to offer safe and effective treatments to their patients. For more information, call +1-415-657- 5500 or 1-888-4CUTERA or visit www.cutera.com.

Additional Information and Where to Find It

Cutera, Inc. (the “Company” or “Cutera”) has filed a preliminary proxy statement on Schedule 14A, an accompanying preliminary white proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s stockholders for the Company’s upcoming special meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of any definitive proxy statement of the Company, an accompanying white proxy card, any amendments or supplements thereto and other documents filed by the Company with the SEC when they become available at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the Company’s Investor Relations website at http://ir.cutera.com or by contacting the Company’s Investor Relations Department at IR@cutera.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Company and certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s special meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 7, 2023, as amended, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the definitive proxy statement for the Company’s special meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available.

Forward Looking Statements

Statements contained in this communication which are not historical facts, such as those relating to future events, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Investors should consult further disclosures and risk factors included in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-8 and other documents filed from time to time with the SEC by the Company.

Contacts

Greg Barker

VP, Corporate FP&A

415-657-5500

IR@cutera.com

Nick Lamplough / Rachel Goldman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449